Exhibit 10.2

                              EMPLOYMENT AGREEMENT

This Employment Agreement (the "Agreement") is entered into on August 1, 1999 between MerchantOnline.com, Inc a Florida Corporation (the "Company"), and James Terhune

1. AGREEMENT TO EMPLOY AND ACCEPTANCE. The Company hereby agrees to employ the Employee, and the Employee hereby accepts said employment for the terms and on the terms and conditions set forth in this Agreement.

Duties and Responsibilities. During the terms of this Agreement, the Employee shall serve as Vice President, IT/Development-West Coast Operations of the Company. In the performance of his responsibilities hereunder, the Employee shall report directly to the Chief Operating Officer--Technical and Development, West Coast Operations of the Company and shall be subject to the policies and direction of the Board of Directors.

During the term of this Agreement, Employee's service hereunder shall be exclusive to the Company, provided that he may continue to operate Right Connection and associated businesses so long as they do not interfere with his duties with the Company. The duties of the Employee shall be performed at an office of the Company in San Diego or at such other place within the State of California as shall be agreeable to the Employee. In the event the Company relocates, moves, or for any reason, is transferred, the Employee may elect to leave the Company, and the Company will buy out the contract as provided in paragraph 4.3 herein.

2.       COMPENSATION, BENEFITS AND EXPENSES.

2.1 SALARY. During the term of this Agreement, the Employee shall receive from the Company a salary (the "Salary") at the rate of $75,000 per year The salary will be reviewed periodically (but not less than annually) by the Board of Directors and may be adjusted based on, among other things, performance and market conditions for comparable positions and comparable companies. Further if at any time the Company hires another employee or acquires a company with an employee performing substantially similar services to the Employee, the Salary will be promptly increased to match the salary of such person.

Employee's annual salary will be payable in bi-weekly payments.

2.2 BONUS. During the term of this Agreement, the Employee shall receive an annual bonus from the Company of each year, in such amount as shall, from time to time, be determined by the Board of Directors of the Company, in its good faith discretion, but no less than that of comparable employees.

2.3 STOCK OPTIONS. Employee shall receive options to purchase shares of Common Stock of the Company at various terms and conditions determined by the Board of Directors of the Company from time to time, which shall be identical to comparable employees, whether existing or from a new acquisition. Any and all options that were received from the Company by the Employee during his employment with the Company shall not be subject to reverse stock splits.

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2.4      REGISTRATION RIGHTS.  Company shall agree to register any and all stock options on a pro-rata basis with other option holders currently being registered at any time the Company files a Registration Statement. In addition, Company hereby agrees to register at least 25% of Employee's options within two (2) years and 25% per year thereafter until all
         underlying   shares  have  been   registered.   In  the  absence  of  a
         Registration Statement, Company agrees to file an S-8 Registration Statement, if necessary.

2.5 BENEFITS. The Company shall continue to make available to the Employee such benefits as are in accordance with the normal benefit practices of the Company. This will include, but not limited to, major medical and dental insurance for Employee and family. Employee's benefits shall not be reduced during the term oh his employment.

2.6 VACATION. During the term of this Employment Agreement, the Employee shall be entitled to four (4) week's paid annual vacation per year during the term of this contract. Any vacation not used during each year will be paid to the Employee at the end of each year.

2.7 EXPENSES. The Company shall pay or reimburse the Employee for all reasonable expenses which are actually incurred or paid by him in the performance of his service hereunder.

2.7.1 MEMBERSHIPS. Company shall pay for Employee all appropriate professional and associate membership dues necessary or appropriate for fulfillment of Employee 's' responsibilities under this Agreement and agree to provide an annual allowance of not in excess of $2,000.00 for payment of social club memberships.

2.7.2 PROFESSIONAL SEMINARS. Company shall afford Employee with 12 compensated days annually for the purpose of attending professional seminars necessary to enable Employee to obtain and maintain licenses and certification related to his employment. Company will pay all reasonable travel, food and lodging costs associated with attending such seminars.

3.       TERM AND TERMINATION.

3.1 TERM. The Terms of this Agreement shall commence on the date of this Agreement and shall continue until the fifth anniversary of the date hereof (the "five-year Term"), unless sooner terminated as provided herein.

3.2 DISABILITY. In the event the Employee becomes disabled (which shall mean that the Employee is unable, because of permanent physical or mental disability, to perform her services or similar services hereunder), Employee's employment under this Agreement shall terminate. In that event, the Company shall pay to Employee a reasonable disability benefit of fifty (50%) percent of his base salary for the balance of the five-year term or 18 months, whichever is greater, in addition to any state disability benefits.

3.2.1 INSURANCE. The Employee agrees to allow the Company to provide "Key-Man" Life Insurance. The Insurance will be at least One Million Dollars ($1,000,000) with at least One Million Dollars ($1,000,000) of

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         Universal Life or equivalent type, and will be paid by the company. The
         Company will be the beneficiary of said policy, but the cash surrender value accumulated, if any, will belong to the Employee. Employee may have the policy transferred to him upon termination of this Agreement.

3.3 TERMINATION BY THE COMPANY WITHOUT CAUSE. The Company shall have the right to terminate the Employee's employment without "cause" under this agreement, without prior written notice to the Employee. In the event the Company terminates the Employee's employment under this Agreement without cause, or if the Company is acquired and Employee's employment is terminated,the Employee shall be entitled to receive the greater of
         (i) three (3) times the annual  Salary then  payable to the Employee or
         (ii) the Salary for the balance of the five-year Term, and benefits for the lesser of one year or the balance of the Term. For purposes of this
         Section 3.3 and Sections 3.4, 3.5 and 3.6 below, "cause" shall mean only a material breach of Employee's obligations under this Agreement which breach is not cured within thirty (30) days after written notice thereof is given to the Employee.

3.4 TERMINATION BY THE COMPANY WITH CAUSE. The Company shall have the right to terminate the Employee's employment under this Agreement for "cause". If the Company terminates the Employee's employment under this Agreement with cause, the Employee shall be entitled to receive the full salary then payable to the Employee through the date of termination.

3.5 TERMINATION BY EMPLOYEE WITHOUT CAUSE. The Employee shall have the right to terminate his employment under this Agreement, without cause, effective thirty days from the date written notice of termination is given by the Employee to the Company; provided, however, if the Company so requests, the Employee shall continue in her position for such period of time as the Company shall request (up to a maximum of ninety days) to allow the Company reasonable time to replace the Employee. In such event of termination by Employee, Employee shall receive his full Salary to the date of termination or until said continuance.

3.6 TERMINATION BY EMPLOYEE WITH CAUSE. The Employee shall have the right to terminate his employment under this Agreement, by written notice thereof to the Company, at any time after the occurrence of a breach of this Agreement by the Company or any of its subsidiaries which is not cured within thirty (30) days after notice thereof by the Employee to the Company. The Employee shall be required to mitigate damages or the amount of any payment provided for in this section. By terminating the Agreement, Employee shall not be deemed to waive any rights it may have for claims against Employer.

4.       COVENANT NOT TO COMPETE. During the term of this Agreement, and for two
         (2) years after its termination, Employee promises and agrees that he shall not enter into any employment or business relationship (whether as a principal, agent, partner, employee, investor, owner, consultant, board member or otherwise) with any company, business organization or individual that is engaged in the same or similar business as that conducted by the Company or with any other business that competes with the Company. This Section 10 is effective regardless of the reason for the termination of the Agreement and regardless of whether the Agreement is terminated by the Employee, the Company or by its own terms. This restrictive covenant may be assigned to and enforced by any of the Company's assignees or successors. This covenant shall automatically terminate upon a termination pursuant to Sections 3.3 or 3.6.

5. AGREEMENT NOT TO USE OR DISCLOSE TRADE SECRETS. During the term of this Agreement and a period of two (2) years thereafter, Employee promises and agrees that he shall not disclose or utilize any trade secrets acquired during the course of service with the Company and/or its related business entities. As used herein, "trade secret" refers to the whole or any portion or phase of any formula, pattern, device, combination of devices, or compilation of information which is for use, or is used, in the operation of the Company's business and which provides the Company an advantage, or an opportunity to obtain an advantage, over those who do not know or use it. "Trade secret" also includes any scientific, technical, or commercial information, including any design, list of suppliers, list of customers, as well as pricing information or methodology, contractual arrangements with vendors or suppliers, business development plans or activities, or Company financial information. This Section 5 is effective regardless of the reason for the termination of the Agreement and regardless of whether the Agreement is terminated by the Employee, the Company or by its own terms. This restrictive covenant may be assigned to and enforced by any of the Company's assignees or successors.

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6.       AGREEMENT  NOT  TO  USE  OR  DISCLOSE   CONFIDENTIAL   OR   PROPRIETARY
         INFORMATION. During the term of this Agreement and a period of two (2) years thereafter, Employee promises and agrees that he shall not
         disclose  or  utilize  any  confidential  or  proprietary   information
         acquired during the course of service with the Company and/or its related business entities, Employee shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential or proprietary information pertaining to the business of the Company. Any confidential or proprietary information or data now or hereafter acquired by Employee with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's
         financial  condition,  prospects,  technology,   customers,  suppliers,
         methods of doing business and promotion of the Company's products and services) shall be deemed a valuable, special and unique asset of the Company that is received by Employee in confidence and as a fiduciary.
         For  purposes  of  this   Agreement   "confidential   and   proprietary
         information" means information disclosed to Employee as a consequence of or through his employment by the Company (including information conceived, originated, discovered or developed by Employee) prior to or after the date hereof and not generally known or in the public domain, about the Company or its business. This Section 6 is effective regardless of the reason for the termination of the Agreement and regardless of whether the Agreement is terminated by the Employee, the Company or by its own terms. This restrictive covenant may be assigned to and enforced by any of the Company's assignees or successors.

7. AGREEMENT NOT TO HIRE COMPANY EMPLOYEES. If Employee leaves the employ of the Company or terminates this Agreement, Employee promises and agrees that, during the two (2) years following his departure from the Company, Employee shall not, without the express written permission of the Company, directly or indirectly employ as a consultant or employee any person who is employed as a consultant or employee of the Company at the time of Employee's termination, or any person who was an employee or consultant of the Company during the six months preceding Employee's termination. This Section 7 is effective regardless of the reason for the termination of the Agreement and regardless of whether the Agreement is terminated by the Employee, the Company or by its own terms. This restrictive covenant may be assigned to and enforced by any of the Company's assignees or successors. This covenant shall automatically terminate upon a termination pursuant to Sections 3.3 or 3.6.

8.       INJUNCTIVE  RELIEF.  In  recognition  of  the  unique  services  to  be performed by Employee and the possibility that any violation by Employee of Section 4, Section 5, Section 6or Section 7 of this Agreement may cause irreparable or indeterminate damage or injury to Company, Employee expressly stipulates and agrees that the Company shall be entitled, upon five (5) days written NOTICE to Employee, to obtain an injunction from any court of competent jurisdiction restraining any violation or threatened violation of this Agreement.
         Such right to an injunction shall be in addition to, and not in limitation of, any other rights or remedies the Company may have for damages.

9. JUDICIAL MODIFICATION OF AGREEMENT. The Company and Employee specifically agree that a court of competent jurisdiction (or an arbitrator, as appropriate) may modify or amend Section 4, Section 5,
         Section 6or Section 7 of this Agreement if absolutely necessary to conform with relevant law or binding judicial decisions in effect at the time the Company seeks to enforce any or all of said provisions.

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10.      NOTICES. Any notice or other communication  required or permitted to be given hereunder shall be in writing and shall be given by personal delivery or by certified mail, return receipt requested, or by overnight delivery to the parties at the following addresses:

          Employee:        Jim Terhune
                           8690 Aero Drive, Suite 312
                           San Diego, California 92123

          Company:         MerchantOnline.com, Inc
                           Att: Tarek Kirschen CEO
                           1600 S. Dixie Hwy
                           Suite #300
                           Boca Raton, FL 33432


Notices shall be deemed given on the date of personal delivery, on the next business day after delivery to the overnight delivery company and three business days after the date of mailing, as the case may be.

11. INTEGRATION; AMENDMENT. This Agreement and the documents referred to herein set forth in full the terms of agreement between the parties and are intended as the full, complete and exclusive Agreement supersedes all prior discussions, promises, representations, warranties, agreements and understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment or waiver is sought.

12. WAIVERS. Any waiver of any breach of this Agreement in a particular instance shall not operate as a waiver of subsequent breaches of the same or of a different kind. Any party's exercise or failure to exercise any rights under this Agreement in a particular instance shall not operate as a waiver of the party's right to exercise the same or different rights in subsequent instances.

13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns; provided, however, that neither party may assign or transfer any rights hereunder without the prior written consent of the other party.

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14.      NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

15. SEPARABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

16. HEADINGS. The headings in this Agreement are solely for convenience and shall be given no effect in the construction for interpretation of this Agreement.

17. Further Assurances. The parties agree to cooperate fully with each other and take all further actions and execute all further documents as may from time to time be reasonably necessary to carry out the purposes of this Agreement.

18.      COUNTERPARTS.   This  Agreement  may  be  executed  in  any  number  of
         counterparts, which together shall constitute one and the same agreement. A facsimile copy and signature shall be acceptable and binding between the parties and shall be deemed an original counterpart.

19. GOVERNING LAW. This Agreement is being entered into, and shall be governed by, the internal laws (and not the conflict of laws rules) of the State of California.

IN WITNESS WHEREOF, this Agreement has been executed by the parties on the date first above written.


Employee:


/s/ JIM TERHUNE
------------------------------
    Jim Terhune

Company:



By: /s/ TAREK KIRSCHEN
------------------------------
        Tarek Kirschen

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